     As filed with the Securities and Exchange Commission on June 22, 1998
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                   CONTAINING A REOFFER PROSPECTUS ON FORM S-3

                                   ----------

                                    SDL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                                  77-0331449
      (State or Other Jurisdiction of                   (I.R.S. Employer
       Incorporation or Organization)                 Identification Number)

                               80 Rose Orchard Way
                         San Jose, California 95134-1365
           (Address of Principal Executive Office, Including Zip Code)

                                    SDL, INC.
                             1995 STOCK OPTION PLAN
                        1995 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plans)

                                Vincent A. McCord
                             Chief Financial Officer
                                    SDL, Inc.
                               80 Rose Orchard Way
                         San Jose, California 95134-1365
                     (Name and Address of Agent for Service)

                                 (408) 943-9411
          (Telephone Number, Including Area Code, of Agent for Service)

                                    Copy to:
                            William D. Sherman, Esq.
                               Morrison & Foerster
                               755 Page Mill Road
                           Palo Alto, California 94304

==========================================================================================================
                                     CALCULATION OF REGISTRATION FEE
==========================================================================================================
     TITLE OF                             PROPOSED MAXIMUM         PROPOSED MAXIMUM         AMOUNT OF
 SECURITIES TO BE         AMOUNT TO BE     OFFERING PRICE     AGGREGATE OFFERING PRICE   REGISTRATION FEE
    REGISTERED             REGISTERED       PER SHARE (1)                (1)
----------------------------------------------------------------------------------------------------------
Common Stock,               2,280,408          $19.8125              $45,180,584             $13,328
$0.001 par value
==========================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457 under the Securities Act of 1933.

                       Exhibit Index Located on page II-6.

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS


        The documents containing the information specified in Part 1 of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

        There are hereby incorporated by reference in this Registration Statement the following documents and information previously filed with the Securities and Exchange Commission (the "Commission"):

        1. The contents of the Registrant's Registration Statements on Form S-8, Commission File Nos. 33-90848 and 33-92200 including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

        2. The Registrant's Annual Report on Form 10-K for the fiscal year ended January 2, 1998, filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act").

        All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.

Exhibit No.                               Description
-----------                               -----------
 4.1          Form of Registrant's Restated Certificate of Incorporation
              (incorporated by reference to Exhibit 3.1 to the Registrant's
              Registration Statement on Form S-1 (Commission File No. 33-87752)
              which became effective on March 15, 1995 (the "Registration
              Statement")).

 4.2 Form of Registrant's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Registration Statement).

 5.1          Opinion of Morrison & Foerster.

23.1          Consent of Counsel (included in Exhibit 5.1).

23.2          Consent of Ernst & Young LLP, Independent Auditors (see page II-8).

24.1          Power of Attorney (see page II-4).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, SDL, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, California, on June 24, 1998.

                                       SDL, Inc.

                                       By   /s/ Donald R. Scifres
                                          --------------------------------------
                                                 Donald R. Scifres
                                                 Chairman of the Board,
                                                 Chief Executive Officer and
                                                 President

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Donald R. Scifres and Vincent A. McCord, and each of them, as his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                         Capacity                              Date
---------                         --------                              ----
   /s/ Donald R. Scifres          Chairman of the Board,               June 17, 1998
-----------------------------     Chief Executive Officer
       Donald R. Scifres          and President
                                  (Principal Executive Officer)
                                  and Director


   /s/ Vincent A. McCord          Vice President, Finance and          June 19, 1998
----------------------------      Chief Financial Officer
       Vincent A. McCord          (Principal Financial
                                  and Accounting Officer)

Signature                         Capacity                              Date
---------                         --------                              ----
  /s/ John P. Melton              Director                              June 19, 1998
-----------------------------
      John P. Melton

  /s/ Keith B. Geeslin            Director                              June 19, 1998
-----------------------------
      Keith B. Geeslin

                                  Director                              June___, 1998
-----------------------------
      Anthony B. Holbrook

  /s/ Mark B. Myers               Director                              June 22, 1998
-----------------------------
      Mark B. Myers

                                  Director                              June___, 1998
-----------------------------
      Frederic N. Schwettmann

                                INDEX TO EXHIBITS


 Exhibit
 Number                                         Document
 ------                                         --------
   4.1      Form of Registrant's Restated Certificate of Incorporation, of the
            Registrant (incorporated by reference to Exhibit 3.1 to the
            Registrant's Registration Statement on Form S-1 (Commission File No.
            33-87752) which became effective on March 15, 1995 (the
            "Registration Statement")).

   4.2      Form of Registrant's Restated Amended and Restated Bylaws of the
            Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).

   5.1      Opinion of Morrison & Foerster LLP.

  23.1      Consent of Counsel (included in Exhibit 5.1).

  23.2      Consent of Ernst & Young LLP, Independent Auditors (see page II-8).

  24.1      Power of Attorney (see pages II-4).